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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 7, 2001 included in Predictive Systems, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                ARTHUR ANDERSEN LLP

New York, New York
June 27, 2001